SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549-1004

                                      FORM 8-K

                                   CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the Securities
                     Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 29, 2000
                                                       ---------------
                       Commission File Number 1-5324
                                              ------

                                 NORTHEAST UTILITIES
                                --------------------
               (Exact name of registrant as specified in its charter)


     MASSACHUSETTS               	 1-5324		     04-2147929
    ----------------------        ---------		  ---------------
 (State or other jurisdiction of  (Commission	   (I.R.S. Employer
incorporation or organization)      File No.)	   Identification No.)

        174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS  01090-0010
-----------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)

             (Registrant's telephone number, including area code)
                              (413) 785-5871


            (Former name or former address, if changed since last report)
                               Not Applicable



ITEM 5.  OTHER EVENTS

The supplement, dated April 5, 2000, to the joint proxy statement/prospectus, dated February 29, 2000, of Consolidated Edison, Inc and Northeast Utilities (the "Supplement"), a copy of which is filed as an exhibit to this report, is hereby incorporated by reference in this Item 5.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

    99      The Supplement.




                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NORTHEAST UTILITIES
                             (registrant)

                          /s/ Cheryl W. Grise
                              Cheryl W. Grise
                              Senior Vice President,
                              Secretary and General Counsel

Date: April 5, 2000